MANAGERS AMG FUNDS

		      Systematic Value Fund


		Supplement dated April 15, 2004
	     to the Prospectus dated July 1, 2003

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The following information supersedes any information to the contrary relating to Systematic Value Fund (the "Fund") contained in the Fund's Prospectus dated July 1, 2003:

Kevin McCreesh and Ron Mushock are the portfolio managers for the Fund. Kevin McCreesh has been a Senior Portfolio Manager with the firm since 1996. Ron Mushock has been a Portfolio Manager and Senior Equity Analyst with the firm since 1997. A team of senior analysts works closely with the portfolio managers evaluating and selecting stocks for the Fund.


April 15, 2004

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